SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for Useof the Commission Only
    (as permitted by Rule  14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     MAGELLAN PETROLEUM CORPORATION
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:


 ................................................................................
      2) Aggregate number of securities to which transaction applies:


 ................................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


 ................................................................................
      4) Proposed maximum aggregate value of transaction:


 ................................................................................
      5) Total fee paid:


 ................................................................................
[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:


 ................................................................................
      2)  Form, Schedule or Registration Statement No.:


 ................................................................................
      3)  Filing Party:


 ................................................................................
      4)  Date Filed:


 ..............................


                         MAGELLAN PETROLEUM CORPORATION


                                                                October 10, 2000



                       2000 Annual Meeting of Stockholders
                                December 4, 2000


Dear Stockholder:

         It's a pleasure for us to extend to you a cordial invitation to attend the 2000 Annual Meeting of Magellan Petroleum Corporation to be held at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827, on Monday, December 4, 2000 at 1:00 P.M. local time (telephone 407-825-1234).

         While we are aware that most of our stockholders are unable personally to attend the Annual Meeting, proxies are solicited so that each stockholder has an opportunity to vote on all matters to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         Besides helping us conduct business at the annual meeting, there is another reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a stockholder may be considered "missing" if that stockholder has failed to communicate with us in writing. The return of your proxy vote card qualifies as written communication with us.

         The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's results and will be available to respond to questions during the meeting.

         We look forward to seeing you at the meeting.

                                                              Sincerely,

                                                           /s/ James R. Joyce

                                                              James R. Joyce
                                                              President

                         MAGELLAN PETROLEUM CORPORATION
                                 149 Durham Road
                               Oak Park - Unit 31
                                Madison, CT 06443

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                December 4, 2000

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of MAGELLAN PETROLEUM CORPORATION, a Delaware Corporation (the "Company"), will be held on Monday, December 4, 2000 at 1:00 P.M., local time at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 for the following purposes:


         1.       To elect two directors of the Company;

         2. To ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2001;

         3. To consider and act upon a proposal to increase the authorized Common Stock of the Company, par value $.01 per share, from 50,000,000 shares currently authorized to 200,000,000 shares; and

         4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         This notice and proxy statement and the enclosed form of proxy are being sent to stockholders of record at the close of business on October 10, 2000 to enable such stockholders to state their instructions with respect to the voting of the shares. Proxies should be returned to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, in the reply envelope enclosed.

                                             By Order of the Board of Directors,

Dated:  October 10, 2000                     Timothy L. Largay
                                             Secretary


--------------------------------------------------------------------------------
                                RETURN OF PROXIES

WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE ENCLOSED.
--------------------------------------------------------------------------------

                         MAGELLAN PETROLEUM CORPORATION
                                 149 Durham Road
                               Oak Park - Unit 31
                                Madison, CT 06443


                                 PROXY STATEMENT


                               GENERAL INFORMATION

         This proxy statement is furnished to stockholders of Magellan Petroleum Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Monday, December 4, 2000 at 1:00 P.M., local time, at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 and at any adjournments or postponements thereof. The notice of meeting, proxy statement, and proxy are first being mailed to stockholders on or about October 10, 2000. The proxy may be revoked at any time before it is voted by (i) so notifying the Company in writing; (ii) signing and dating a new and different proxy card of a later date; or (iii) voting your shares in person or by your duly appointed agent at the meeting.

         The persons named in the enclosed form of proxy will vote the shares of Common Stock represented by said proxy in accordance with the specifications made by means of a ballot provided in the proxy, and will vote the shares in their discretion on any other matters properly coming before the meeting or any adjournment or postponement thereof. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

         The record date for the determination of stockholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on October 10, 2000. On that date, there were 25,108,226 outstanding shares of Common Stock of the Company, par value $.01 per share ("Common Stock"). Each outstanding share of Common Stock is entitled to one vote.
                                   PROPOSAL 1
                            ELECTION OF TWO DIRECTORS

         In accordance with the Company's By-Laws, two directors are to be elected to hold office for terms of three years each, expiring with the 2003 Annual Meeting of Stockholders. The Company's By-Laws provide for three classes of directors who are to be elected for terms of three years each and until their successors shall have been elected and shall have been duly qualified. Mr. Hedley Howard is currently a director of the Company. Mr. Benjamin W. Heath, currently a director of the Company whose term expires at the Annual Meeting, is not standing for reelection to the Board of Directors. The other nominee to a seat on the Board of Directors with a term expiring in 2003 is Mr. Donald V. Basso. If no one candidate for a directorship receives the affirmative vote of a majority of both the shares voted and of the stockholders present in person or by proxy and voting thereon, then the candidate who receives the majority in number of the stockholders present in person or by proxy and voting thereon, shall be elected. The persons named in the accompanying proxy will vote properly executed proxies for the election of the persons hereinafter named, unless authority to vote for either or both nominees is withheld.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                    VOTE "FOR" THE ELECTION OF THE NOMINEES.

         The following table sets forth certain information about each nominee for director and each director whose term of office continues beyond the 2000 Annual Meeting. The information presented includes, with respect to each such person, his business history for at least the past five years; his age as of the date of this proxy statement; his other directorships, if any; his other positions with the Company, if any; and the year during which he first became a director of the Company.

                                              Other
                             Director         Offices Held
Name                         Since            with Company            Age and Business Experience

Nominees for three year terms expiring at the 2003 Annual Meeting:
Hedley Howard                1999            General Manager of        Mr. Hedley Howard was elected a director on
                                             MPAL                      August 13, 1999 to fill the vacancy created by
                                                                       the retirement of Mr. Dennis D. Benbow.  Mr.
                                                                       Howard was also appointed General Manager
                                                                       of Magellan Petroleum Australia Limited
                                                                       ("MPAL") on August 13, 1999.  Mr. Howard
                                                                       has been a director of MPAL since 1997.
                                                                       Mr. Howard joined MPAL in 1969 and has
                                                                       held a variety of positions, the most recent of
                                                                       which were Deputy General Manager and
                                                                       Controller of Finance.  Age fifty-eight.




Donald V. Basso                     None                               Mr. Donald V. Basso, a consulting geologist,
                                                                       is a nominee to become a director of the
                                                                       Company.  Mr. Basso has served as a
                                                                       consultant and Exploration Manager for
                                                                       Canada Southern Petroleum Ltd. from
                                                                       October 1997 to May 2000 . He also served a
                                                                       consultant to Ranger Oil & Gas Ltd. during
                                                                       1997.  From 1995 to 1997, Mr. Basso served
                                                                       as Exploration Manager for Guard Resources
                                                                       Ltd.  Mr. Basso has over 40 years experience
                                                                       in the oil and gas business in the United
                                                                       States, Canada and the Middle East.  Age sixty-three.



Directors continuing in office with terms expiring at the 2001 Annual Meeting:

Walter McCann                1983             Audit Committee          Mr.  Walter  McCann  has  been  the  President  of
                                                                       Richmond  College,   The  American   International
                                                                       University,  located  in  London,  England,  since
                                                                       January  1993.  Mr.  McCann was elected a director
                                                                       of  MPAL  in  1997.  From  1985  to  1992,  he was
                                                                       President  of Athens  College in  Athens,  Greece.
                                                                       He was the Dean of the Barney  School of  Business
                                                                       and Public Administration,  University of Hartford
                                                                       from  1979 to 1985.  He is a member of the Bars of
                                                                       Massachusetts  and the District of  Columbia.  Age
                                                                       sixty-three.

                                              Other
                             Director         Offices Held
Name                         Since            with Company             Age and Business Experience

Ronald P. Pettirossi         1997             Audit Committee          Mr. Ronald P.  Pettirossi has been President of ER Ltd.,
                                                                       a consulting company since 1995. From February 1997
                                                                       to August 1998, Mr. Pettirossi was the Chief Financial
                                                                       Officer of Discas, Inc., a Waterbury, Connecticut based
                                                                       proprietary plastic and rubber compounds manufacturer.
                                                                       Mr. Pettirossi is a former audit partner of Ernst &
                                                                       Young LLP, who worked with public and privately held
                                                                       companies for 31 years.  Age fifty-seven.

Directors continuing in office with terms expiring at the 2002 Annual Meeting:

James R. Joyce               1993            President and Chief       Mr. James R. Joyce has been  President  since 1993
                                             Financial Officer         and  Chief  Financial   Officer  since  1990.  Mr.
                                                                       Joyce has been a director of MPAL,  the  Company's
                                                                       majority owned  subsidiary,  since 1993. Mr. Joyce
                                                                       has been  President  of G&O'D INC since July 1994,
                                                                       a   firm    which    provides    accounting    and
                                                                       administrative  services,  office  facilities  and
                                                                       support  staff to the Company  and other  clients.
                                                                       Mr. Joyce has been Treasurer of Coastal  Caribbean
                                                                       Oils & Minerals, Ltd. since 1994.  Age fifty-nine.

Timothy L. Largay            1996            Secretary                 Timothy L. Largay has been a partner in the
                                                                       law firm of Murtha Cullina LLP, Hartford,
                                                                       Connecticut since 1974.  Mr. Largay is also a
                                                                       director of Canada Southern Petroleum Ltd.
                                                                       Murtha Cullina has been retained by the
                                                                       Company for more than five years and is
                                                                       being retained during the current year.  Age
                                                                       fifty-seven.

-----------------
* All of the named companies are engaged in oil, gas or mineral exploration and/or development, except where noted.

         All officers are elected annually and serve at the pleasure of the Board of Directors. No family relationships exist between any of the directors or officers.

                                   COMMITTEES

         The only  standing  committee of the Board is the Audit  Committee,  of which Messrs. McCann and Pettirossi are the sole members. The principal functions of the Audit Committee are: (1) to meet or otherwise communicate with the Chief Financial Officer and those assisting him and request these individuals to undertake such projects and provide such information as the Audit Committee deems appropriate; (2) to approve the engagement or discharge of the Company's independent auditors, meet with such auditors at least twice a year and scrutinize their performance; (3) to require documentation relating to periodic reports, statements and filings with regulatory agencies to determine that appropriate review of such material has been made, as provided in the Company's policies, by qualified individuals such as outside legal counsel, independent auditors, the Chief Executive Officer, and other individuals as necessary; (4) to require counsel regularly to advise the Committee as to current legal requirements applicable to the Company; and (5) to report regularly to the Board as to the Company's accounting policies and procedures and compliance therewith.

         The Board has no standing nominating, compensation or stock option committees. The functions that would be performed by such committees are performed by the full Board.

         Six meetings of the Board and two meetings of the Audit Committee were held during the year ended June 30, 2000. No director attended less than 75% of the aggregate number of meetings held by the Board and the committee on which he served.


            REPORT OF THE AUDIT COMMITTEE ADDRESSING SPECIFIC MATTERS

         On October 29, 1999, the Board of Directors adopted a formal, written charter for the Audit Committee of the Company. Each member of the Audit Committee is an "independent director" for purposes of NASD Marketplace Rule 4200(a)(14).

     In connection with the preparation and filing of the Company's audited financial statements for the fiscal year ended June 30, 2000 (the "audited financial statements"), the Audit Committee performed the following functions:

o The Audit Committee reviewed and discussed the audited financial statements with senior management and Ernst & Young LLP, the Company's independent auditors.

o The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards
         No. 61 (Communication With Audit Committees).

o The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and discussed with Ernst & Young LLP its independence from the Company.

     Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000, for filing with the U.S. Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                                  Walter McCann
                              Ronald P. Pettirossi


                             ADDITIONAL INFORMATION
                   CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of Mr. James R. Joyce, who is President and Chief Executive Officer of the Company, and each of the most highly compensated executive officers of the Company who earned in excess of $100,000 during fiscal year 2000 (collectively, the "Named Executive Officers").

       ==========================================================================================================
                                              Summary Compensation Table
       ----------------------------------------- -------------------------- ------------------- -----------------
                                                                                Long Term          All Other
                                                                               Compensation       Compensation
                                                    Annual Compensation           Awards              ($)
       ---------------------------------------------------------------------------------------------------------
                                                    Fiscal      Salary          Options/SARs
             Name and Principal Position             Year          ($)             (#)
       ----------------------------------------- ------------- ------------ ------------------- -----------------
       James R. Joyce (1)                            2000        75,000          150,000           11,250 (2)
       President, Chief Financial Officer,           1999           -               -                  -
       and a director of the Company                 1998           -               -                  -
       ----------------------------------------- ------------- ------------ ------------------- -----------------
       Hedley Howard
       Director and General Manager - MPAL and       2000        185,000         100,000           52,800 (3)
       a director of the Company
       ----------------------------------------- ------------- ------------ ------------------- -----------------
       ==========================================================================================================

(1) Fees paid to G&O'D INC for Mr. Joyce's services only and related overhead in fiscal years 2000, 1999 and 1998 were $99,113, $154,688, and $172,744, respectively. Effective January 1, 2000, Mr. James R. Joyce, became a paid employee of the Company. Previously, Mr. Joyce had received fees through his firm of G&O'D Inc. Mr. Joyce's three year employment contract provides that he will receive an annual salary of $150,000 (with annual $5,000 increases), an annual 15% contribution to a pension plan and reimbursed to his firm for certain office expenses. See "Certain Business Relationships and Transactions" below.

(2)  Payment to a SEP-IRA pension plan.

(3)  Payment to pension plan - $34,900 and Payment in lieu of vacation - $17,900

         Defined Benefit or Actuarial Plan Disclosure

         Under the terms of MPAL's funded pension plan, Mr. Howard will receive a lump sum payment from an insurance carrier upon his retirement which will be a multiple of his base salary for his highest average salary over three consecutive years. Based on Mr. Howard's annual average salary for the three years ended June 30, 2000, such lump sum payment would have been $864,000, if he retired at June 30, 2000.

         Messrs. Timothy L. Largay, Walter McCann and Ronald P. Pettirossi are each paid director's fees of $25,000 per annum. Mr. Benjamin W. Heath, a director who is not standing for reelection, also received $25,000 in directors fees for the year.

         Under the Company's medical reimbursement plan for all outside directors, the Company reimburses certain directors the cost of their medical premiums, up to $500 per month. During fiscal 2000, the cost of this plan was $16,752.

Stock Options

         The following tables provide information about stock options granted and exercised during fiscal 2000 and unexercised stock options held by the Named Executive Officers at the end of fiscal year 2000.

=======================================================================================================================
                                        Options/SAR Grants in Fiscal Year 2000
-----------------------------------------------------------------------------------------------------------------------
                                                                                   Potential Realized Value at Assumed
                                                                                          Annual Rates of Stock
                                Individual Grants                                  Price Appreciation for Option Terms
-----------------------------------------------------------------------------------------------------------------------
                                       % of Total
                                      Options/SARs
                         Options/      Granted to      Exercise
                       SARs Granted   Employees in     or Base       Expiration
        Name                (#)        Fiscal Year   Price ($/Sh)       Date            5% ($)            10% ($)
---------------------- -------------- -------------- ------------- --------------- ------------------ -----------------
James R. Joyce            150,000          20            1.28      Feb. 23, 2005       53,000            117,000
---------------------- -------------- -------------- ------------- --------------- ------------------ -----------------
Hedley Howard             100,000          13            1.28      Feb. 23, 2005       35,000             78,000
=======================================================================================================================


=======================================================================================================================
                           Aggregated Option/SAR Exercises in Fiscal 2000 and June 30, 2000
                                               Option/SAR Values Table
-----------------------------------------------------------------------------------------------------------------------
                                                                                                    Value of
                                                                      Number of                   Unexercised
                             Securities                              Unexercised                  In-The-Money
                             Underlying                             Options/SARs                  Options/SARs
                            Options/SARs         Value          at 2000 Year-end (#)          at 2000 Year-end ($)
          Name             On Exercise (#)    Realized ($)   Exercisable  Unexercisable    Exercisable   Unexercisable
-----------------------------------------------------------------------------------------------------------------------
James R. Joyce                  176,000            -            176,000         -               -              -
------------------------- ------------------ --------------- ------------ --------------- -------------- --------------
Hedley Howard                   125,000            -             53,333       66,667            -              -
=======================================================================================================================


Employment Agreement

         Effective January 1, 2000, the Company entered into a three-year employment agreement with Mr. James R. Joyce. The agreement provides for him to be employed as the President and Chief Executive Officer of the Company at a base salary of $150,000 per annum, with annual $5,000 increases in base salary, an annual contribution of 15% of the base salary to a SEP/IRA pension plan for Mr. Joyce's benefit, and the reimbursement of certain office expenses. The employment agreement may be terminated for cause (as defined in the agreement), on three months notice by the Company without cause, by Mr. Joyce's resignation or upon a change in control of the Company (as defined in the agreement). Upon a termination without cause or upon a change in control, Mr. Joyce will be entitled to payment of the balance of salary payments due for the term of the agreement.

Compensation Committee Interlocks and Insider Participation

         The only officers or employees of the Company or any of its subsidiaries, or former officers or employees of the Company of any of its subsidiaries, who participated in the deliberations of the Board concerning executive officer compensation during the fiscal year ended June 30, 2000 were Messrs. Hedley Howard and James R. Joyce. At the time of such deliberations, Messrs. Howard and Joyce were directors of the Company and MPAL. Neither
Mr. Joyce nor Mr. Howard participated in any discussions or deliberations regarding their own compensation.

Compensation Committee Report

         The Company does not maintain a compensation committee; compensation decisions are made by the Board of Directors as a whole. The compensation of each of the Company's executive officers over the past several years has been determined as discussed below. In establishing compensation, the Company has considered the value of the services rendered, the skills and experience of each executive officer, the Company's circumstances and other factors. The Board did not establish specific guidelines governing last year's compensation for executive officers, and there was no specific relationship between corporate performance and the compensation of executive officers in the fiscal year ended June 30, 2000.

         Mr. Howard's compensation was determined by the independent directors of MPAL. Consistent with its usual practice on compensation of MPAL employees, the Board of Directors of the Company did not intervene in that determination. The Company for several years maintained an arrangement with G&O'D INC whereby G&O'D INC was compensated for its services on an hourly basis, including Mr. Joyce's services as President and Chief Financial Officer of the Company. Statements for such services were submitted to the Company's directors for review and approval. Effective January 1, 2000, Mr. Joyce became a paid employee of the Company and receives a salary in lieu of fees for his services.

         Timothy L. Largay          Hedley Howard
         Walter McCann              James R. Joyce
         Ronald P. Pettirossi

Tax Deductibility of Compensation

         At this time, The Company does not expect that the Revenue Reconciliation Act of 1993 will have any effect on the Company's executive compensation because it is not likely that the compensation paid to any executive will exceed $1 million.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during the just completed fiscal year, its executive officers, directors, and greater than 10% beneficial owners complied with all applicable filing requirements.

Certain Business Relationships and Transactions

         G&O'D INC

         During the year ended June 30, 2000, $138,953 was paid or accrued for providing accounting and administrative services, office facilities and support staff to the Company by G&O'D INC ("G&O'D"), a firm that is owned by Mr. James
R. Joyce, President and Chief Financial Officer. The services rendered by G&O'D to the Company include the following: preparation and filing of all reports required by federal and state governments, preparations of reports and registration statements required under the federal securities laws; preparation and filing of interim, special and annual reports to stockholders; maintaining corporate ledgers and records; furnishing office facilities and record retention. G&O'D is also responsible for the investment of the Company's available funds and other banking relations and securing adequate insurance to protect the Company. G&O'D is responsible for the preparation and maintenance of all the minutes of any directors' and stockholders' meetings, arranging all meetings of directors and stockholders, coordinating the activities and services of all companies and firms rendering services to the Company, responding to stockholder inquiries, and such other services as may be requested by the Company. G&O'D maintains and provides current information about the Company's activities so that the directors of the Company may keep themselves informed as to the Company's activities. G&O'D's fees are based on the time spent in performing these services to the Company. Effective January 1, 2000, Mr. Joyce became a paid employee of the Company and receives a salary in lieu of fees for his services.

Security Ownership of Management

         The following table sets forth information as to the number of shares of the Company's Common Stock owned beneficially as of October 1, 2000 by each director (or nominee director) and each Named Executive Officer listed in the Summary Compensation Table and by all directors and executive officers of the Company as a group:

                                                        Amount and Nature of
             Name of Individual or Group                Beneficial Ownership*            Percent of Class
                                                        Shares         Options
   Donald Basso                                              -               -                   **
   Benjamin W. Heath                                    20,000          75,000                   **
   Hedley Howard                                        31,646         120,000                   **
   James R. Joyce                                      107,585         176,000                   **
   Timothy L. Largay                                     3,000         145,000                   **
   Walter McCann                                        80,868          95,000                   **
   Ronald P. Pettirossi                                  1,500          95,000                   **
   Directors and Executive Officers as a
     Group (a total of 7)                              244,599         706,000                  3.8%


   * Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed. ** The percent of class owned is less than 1%.

                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2001. Ernst & Young LLP and its predecessor have been the Company's independent auditors for many years. Although ratification by stockholders is not required by any applicable law, the Board requests that stockholders ratify this appointment. The proxy permits a stockholder to vote for, to vote against, or to abstain from voting for the ratification of the appointment of auditors. If no specification is indicated, the shares will be voted in favor of ratifying the appointment of Ernst & Young LLP. If ratification is not obtained, the Board will reconsider the appointment. Representatives of Ernst & Young LLP will not be present at the Annual Meeting.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE "FOR" PROPOSAL 2.

             MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                                 PROPOSAL NO. 3

               INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM
                     50,000,000 SHARES TO 200,000,000 SHARES

         The Board of Directors has approved an increase in the number of authorized shares of Company Common Stock from 50,000,000 shares to 200,000,000 shares. The stockholders have presently authorized 50,000,000 shares of Common Stock. Of such 50,000,000 presently authorized shares of Common Stock,
25,108,226 are issued and outstanding. Stockholders are asked to approve the Stockholder resolution set forth below at the Annual Meeting of the Stockholders. The Company's By-Laws require that the resolution be approved by the affirmative vote of (1) a majority of the outstanding shares Common Stock entitled to vote at the Annual Meeting and (2) a majority in number of the stockholders present in person or by proxy and entitled to vote.

         The additional stock, if so authorized, could be issued at the discretion of the Board of Directors without any further action by the stockholders, except as required by applicable law or regulation, in connection with acquisitions, efforts to raise additional capital for the Company, and other corporate purposes. Shares of the stock will be issued only upon a determination by the Board of Directors that a proposed issuance is in the best interests of the Company. The Board of Directors has no present plan or intention to issue any shares of stock authorized by this proposal.

RESOLVED: That the Company is authorized to increase the authorized Common Stock of the Company, par value $.01 per share, from 50,000,000 shares currently authorized to 200,000,000 shares.
                                  OTHER MATTERS

         If any other matters are properly presented to stockholders for a vote at the meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board of Directors knows of no other matters which will be presented to stockholders for consideration at the meeting other than the matters referred to in Proposals 1, 2 and 3 above.

                           VOTE REQUIRED FOR APPROVAL

         Each outstanding share of Common Stock is entitled to one vote. Article Twelfth of the Company's Certificate of Incorporation provides that:

         "Any matter to be voted upon at any meeting of stockholders must be approved, not only by a majority of the shares voted at such meeting (or such greater number of shares as would otherwise be required by law or this Certificate of Incorporation), but also by a majority of the stockholders present in person or by proxy and entitled to vote thereon; provided, however, except and only in the case of the election of directors, if no candidate for one or more directorships receives both such majorities, and any vacancies remain to be filled, each person who receives the majority in number of the stockholders present in person or by proxy and voting thereon shall be elected to fill such vacancies by virtue of having received such majority. When shares are held by members or stockholders of another company, association or similar entity and such persons act in concert, or when shares are held by or for a group of stockholders whose members act in concert by virtue of any contract, agreement or understanding, such persons shall be deemed to be one stockholder for the purposes of this Article."

         The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying the last sentence of Article Twelfth.

         Only stockholders of record are entitled to vote; beneficial owners of Common Stock of the Company whose shares are held by brokers, banks and other nominees (such as persons who own shares in "street name") are not entitled to a vote for purposes of applying the provision relating to the vote of a majority of stockholders. Each stockholder of record is considered to be one stockholder, regardless of the number of persons who might have a beneficial interest in the shares held by such stockholder. For example, assume XYZ broker is the stockholder of record for ten persons who each beneficially own 100 shares of the Company, eight of these beneficial owners direct XYZ to vote in favor of a proposal and two direct XYZ to vote against the proposal. For purposes of determining the vote of the majority of shares, 800 shares would be counted in favor of the proposal and 200 shares against the proposal. For purposes of determining the vote of a majority of stockholders, one stockholder would be counted as voting in favor of the proposal.

         The holders of thirty-three and one third percent (33 1/3%) of the total number of shares entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. In counting the number of shares voted, broker nonvotes and abstentions will not be counted and will have no effect. In counting the number of stockholders voting, (i) broker nonvotes will have no effect and (ii) abstentions will have the same effect as a negative vote or, in the case of the election of directors, as a vote not cast in favor of the nominee.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, on the Company's Common Stock with the returns on companies in the NASDAQ Index and an Industry Group Index (Media General's Independent Oil and Gas Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN


----------------------------------------------------------------------------------------------------------------------
                                   1995           1996           1997          1998           1999           2000
----------------------------------------------------------------------------------------------------------------------
Magellan Petroleum                 100.00        266.67          166.67       109.52          104.76           97.60
------------------------------ -------------- -------------- ------------- -------------- -------------- -------------
Industry Index                     100.00        119.47          135.50       117.14          119.13          148.91
------------------------------ -------------- -------------- ------------- -------------- -------------- -------------
Broad Market                       100.00        125.88          151.64       201.01          281.68          423.84
------------------------------ -------------- -------------- ------------- -------------- -------------- -------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The Company knows of no person that owns beneficially more than 5% of the outstanding Common Stock of the Company.

                             SOLICITATION OF PROXIES

         The entire expense of preparing and mailing this proxy statement and any other soliciting material (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors and solicitors, public relations, transportation and litigation) will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the Company or certain of its employees by telephone, telegram and personal solicitation; however, no additional compensation will be paid to those employees in connection with such solicitation. In addition, the Company has retained the firm of Morrow & Co., to assist in the distribution of proxy solicitation materials for an estimated fee of $6,500 plus out-of-pocket expenses. The cost of the proxy solicitation will be borne by the Company.

         Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold of record, and the Company will reimburse such institutions for their reasonable out-of-pocket disbursements and expenses.

                              STOCKHOLDER PROPOSALS

         Stockholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company's 2001 Annual Meeting of Stockholders must submit the proposal on or before June 10, 2001.

        Article II, Section 2.1, of the Company's By-Laws provides in part that,

         "At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this
Section 2.1, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

         A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting

         (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

         (b) the name and address, as they appear on the corporation's books, of the stockholder intending to propose such business;

         (c) the class and number of shares of the corporation which are beneficially owned by the stockholder;

         (d) a representation that the stockholder is a holder of record of capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business;

         (e) any material interest of the stockholder in such business."

         Notice by a stockholder under this provision of the Company's By-laws must have been received by October 4, 2000. No stockholder has submitted a proposal for the 2000 Annual Meeting of Stockholders which complied with the above requirements.

         All stockholder proposals should be submitted to the Secretary of Magellan Petroleum Corporation at 149 Durham Road, Oak Park - Unit 31, Madison, CT 06443. The fact that a stockholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company's By-Laws and proxy rules relating to such inclusion.

         THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2000 FILED WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY, 149 DURHAM ROAD, OAK PARK
- UNIT 31,  MADISON,  CONNECTICUT  06443, ATTENTION:  MR. JAMES R. JOYCE.

         IT  IS  IMPORTANT  THAT  PROXIES  BE  RETURNED   PROMPTLY.   THEREFORE,
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                             By Order of the Board of Directors,

                                             Timothy L. Largay
                                             Secretary

Dated:  October 10, 2000

                         MAGELLAN PETROLEUM CORPORATION
                ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 4, 2000

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned holder of shares of common stock of MAGELLAN PETROLEUM CORPORATION, a Delaware corporation (hereinafter referred to as the Company) does hereby constitute and appoint JAMES R. JOYCE AND TIMOTHY L. LARGAY or either of them, as proxies, with full power to act without the other and with full power of substitution, to vote the said shares of stock at the Annual Meeting of Stockholders of the Company to be held on Monday, December 4, 2000 at 1:00 P.M., local time, at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando,
   Florida 32827, at any adjourned or postponed meeting or meetings thereof, held for the same purposes, in the following manner:

   UNLESS DIRECTED TO THE CONTRARY BY SPECIFICATION IN THE SPACES PROVIDED, THE SAID INDIVIDUALS ARE HEREBY AUTHORIZED AND EMPOWERED BY THE UNDERSIGNED TO VOTE FOR PROPOSALS 1, 2 AND 3 AND ARE GIVEN DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTERS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE, AND WHICH MAY PROPERLY COME BEFORE SAID MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

              This proxy must be signed exactly as the name appears herein. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Unless otherwise indicated on this proxy card or by accompanying letter, the undersigned represents that in executing and delivering this proxy he is not acting in concert with any other person for the purposes of Article Twelfth of the Certificate of Incorporation as described in the Company's proxy statement.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 (Continued and to be signed on the other side)

        Please mark your
        votes as In this
        example

             DIRECTORS RECOMMEND A VOTE " FOR" PROPOSALS 1, 2 AND 3.

                 FOR          WITHHELD                                                       FOR
   AGAINST  ABSTAIN
1. Election of                    Nominees:  Donald V. Basso        2. ratification of Auditors
    Directors                                Hedley Howard             (page 10)

   (Proxy Statement page 2)
 For all except the following nominee(s)

 -------------------------------
                                                                    3. Proposal to increase
                                                                       authorized common stock
                                                                       to 200,000,000 shares
                                                                       (page 11)





                                                   To vote for all items AS RECOMMENDED BY THE
                                                   BOARD OF DIRECTORS, mark this  box, sign,
                                                   date and return this  proxy.  (NO ADDITIONAL
                                                   ACTION IS IS NECESSARY.)








    SIGNATURE______________________________ DATE _________ SIGNATURE______________________________ DATE____________
                                                                         IF HELD JOINTLY
    NOTE:  Please sign this proxy as name(s)  appears above and return  promptly to American Stock Transfer & Trust Company, 59 Maiden Lane, New York,
           NY 10038 whether or not you plan to attend the meeting.